SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                              ________________


                                  FORM 8-K



                               CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               Date of Report
                     (Date of earliest event reported)
                              January 10, 1995



                         COLGATE-PALMOLIVE COMPANY
           (Exact name of registrant as specified in its charter)


                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)

          1-644-2                                         13-1815595
         --------                                         ----------
(Commission File Number)                                 (IRS Employer
                                                      Identification No.)

300 Park Avenue New York, NY                                10022
- ----------------------------                                -----
(Address of principal executive offices)                  (Zip code)

     Registrant's telephone number, including area code (212) 310-2000
                                                        --------------

   Total number of sequentially numbered pages in this filing, including exhibits thereto:

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

On January 10, 1995, KAC Corp. ("KAC"), a wholly owned subsidiary of Colgate-Palmolive Company (the "Company" or Colgate-Palmolive"), together with the Company and other wholly owned subsidiaries of the Company, acquired the worldwide "Kolynos" oral health care business ("Kolynos" or the "Kolynos Business") of Whitehall International Inc., a subsidiary of American Home Products Corporation ("AHPC"), for U.S. $1.04 billion in cash (the "Acquisition").

The Kolynos Business is a multinational oral health care business operating primarily in South America, where it was established in the 1920's, and also having a presence in Greece, Taiwan, and Hungary. The assets of the Kolynos Business, located primarily in Argentina, Brazil, Colombia, Ecuador, Peru, Uruguay and Venezuela, include trademarks and other intellectual property, accounts receivable, inventories and property, plant and equipment which is utilized in the production of toothpaste, toothbrushes, dental floss and oral rinses. KAC intends to continue to operate the Kolynos Business in Brazil through a wholly owned subsidiary, K&S Aquisicoes Ltda. In other countries, the acquiror of the Kolynos Business is the existing branch or subsidiary of Colgate-Palmolive in the particular country. Excluded from the transaction were AHPC's ethical products and businesses related to lip treatments and anesthetics, and its oral health care business in India.

The transaction was structured as a multinational acquisition of assets and stock. The parties entered into a Purchase Agreement, dated January 9, 1995 ("Purchase Agreement"), wherein, among other things, each of the respective selling and purchasing parties to the transaction made certain representations and warranties including, without limitation, those related to: corporate organization, good standing status and qualification to conduct business; corporate authorization to enter into the transaction; validity, legality, and enforceability of the Purchase Agreement; required consents and approvals; accuracy of financial statements; title to assets; ownership of shares; contracts and intellectual property rights; employee benefit arrangements; absence of undisclosed liabilities; and compliance with applicable laws.

The Acquisition will be reviewed by antitrust regulatory authorities in Brazil and Colombia. The Company will make a filing with the Economic Protection Administrative Council (Conselho Administrativo de Defesa Economica, the "CADE"), the agency responsible for approving acquisitions and other business combinations under Brazilian antitrust law, on or about January 30, 1995. The CADE has 120 days to review the transaction, which period can be extended. On January 10, 1995, the Company filed a petition with the Superintendent of Industry and Commerce in Colombia (Superintendencia de Industria y Comercio, the "Superintendency of Industry"). The Superintendency of Industry has 30 days to review the transaction under Colombian antitrust law, which period may also be extended.

The $1.04 billion purchase price was determined through arm's length negotiations. The financing used to acquire the Kolynos Business was provided by Citibank, N.A. and Morgan Guaranty Trust Company of New York.
The Acquisition is being accounted for by Colgate-Palmolive using the purchase method of accounting. The results of operations will be included with the results of the Company from January 10, 1995.

The required historical combined financial statements of the worldwide Kolynos oral health care business of American Home Products Corporation are included herein pursuant to Item 7.

The above description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement incorporated as Exhibit 2 hereto.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

   (a)    Financial statements of business acquired

      (1) Kolynos audited combined statements of net assets to be sold as of November 30, 1994 and 1993.

      (2) Kolynos audited combined statement of income for the years ended November 30, 1994, 1993 and 1992.

      (3) Kolynos audited combined statements of cash flows for the years ended November 30, 1994 and 1993.

      (4) Notes to Kolynos audited combined financial statements as of and for the years ended November 30, 1994 and 1993.

      (5) Independent Auditors' Report dated January 9, 1995.

   (b)    Pro forma financial information

          It is not practicable to provide the required pro forma financial information at this time. This data will be filed under cover of Form 8 as soon as practicable, but in any event, no later than 60 days after the date this report on Form 8-K is required to be filed.

   (c)    Exhibits

          The Exhibit number corresponds to the number assigned to such
          Exhibit in the Exhibit Table of Item 601 of Regulation S-K

               Exhibit Number                Description
               --------------                -----------

                     2                       Purchase Agreement among
                                             American Home Products
                                             Corporation, Colgate-Palmolive
                                             Company and KAC Corp.
                                             January 9, 1995

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             COLGATE-PALMOLIVE COMPANY










Date:   January 25, 1995                     By:    /s/ ANDREW D. HENDRY
                                                -----------------------------
                                                       Andrew D. Hendry
                                                    Senior Vice President
                                                General Counsel and Secretary

                     American Home Products Corporation
                     ----------------------------------

             Worldwide Kolynos Oral Health Care Product Line,
             -------------------------------------------------

                     Excluding India (Kolynos) (Note 1)
                     ----------------------------------

                            Combined Statements
                            -------------------

                               Together With
                               -------------

                  Report of Independent Public Accountants
                  ----------------------------------------

                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                ----------------------------------------




To American Home Products Corporation:


We have audited the accompanying combined statements of net assets to be sold of American Home Products Corporation's Worldwide Kolynos Oral Healthcare product line, excluding India (Kolynos), as of November 30, 1994 and 1993, and the related combined statements of income and cash flows for each of the three years in the period ended November 30, 1994. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, these statements have been prepared pursuant to the purchase agreement dated January 9, 1995 between American Home Products Corporation and Colgate-Palmolive Company. They have been derived from the financial statements of the legal entities in Brazil, Argentina, Peru, Colombia, Ecuador, Uruguay and Venezuela utilizing various allocation methods described in Note 1 to represent the Kolynos net assets to be sold and the related results of operations and cash flows.

In our opinion, the statements referred to above present fairly, in all material respects, the combined net assets to be sold pursuant to the Purchase Agreement referred to in Note 1, of Kolynos as of November 30, 1994 and 1993, and to the results of operations and cash flows for each of the three years in the period ended November 30, 1994 in conformity with generally accepted accounting principles.

This report is intended solely for your information and use in connection with the Purchase Agreement and should not be used for any other purpose.



                                                ARTHUR ANDERSEN LLP


New York, New York
January 9, 1995

                     AMERICAN HOME PRODUCTS CORPORATION
                     ----------------------------------

 Worldwide Kolynos Oral Healthcare Product Line, Excluding India (Kolynos)
 -------------------------------------------------------------------------


                COMBINED STATEMENTS OF NET ASSETS TO BE SOLD
                --------------------------------------------

                      AS OF NOVEMBER 30, 1994 AND 1993
                      --------------------------------

                       (in thousands of U.S. dollars)
                       ------------------------------





                                                        1994       1993
                                                      -------    -------

    CURRENT ASSETS:

         Cash and cash equivalents                    $     0    $     0

         Accounts receivable,  net                     29,223     25,097

         Inventories                                   13,034     11,636

         Other current assets                           5,706      1,251
                                                      -------    -------

              Total current assets                     47,963     37,984

    PROPERTY, PLANT AND EQUIPMENT, net                 26,444     29,414
                                                      -------    -------

                                                       74,407     67,398
                                                      -------    -------

    CURRENT LIABILITIES:

         Accounts payable                               7,479      5,983

         Accrued expenses                              10,673      8,729

         Other liabilities                              1,886        706
                                                      -------    -------

              Total current liabilities                20,038     15,418
                                                      -------    -------

    COMMITMENTS AND CONTINGENCIES (Note 2)

              Net assets to be sold                   $54,369    $51,980
                                                      =======    =======


     The accompanying notes are an integral part of these statements.

                     AMERICAN HOME PRODUCTS CORPORATION
                     ----------------------------------

 Worldwide Kolynos Oral Healthcare Product Line, Excluding India (Kolynos)
 -------------------------------------------------------------------------


                       COMBINED STATEMENTS OF INCOME
                       -----------------------------

            FOR THE YEARS ENDED NOVEMBER 30, 1994, 1993 AND 1992
            ----------------------------------------------------

                       (in thousands of U.S. dollars)
                       ------------------------------






                                              1994      1993       1992
                                            --------  --------   --------

    NET SALES                               $288,190  $251,520   $214,800

    COST OF GOODS SOLD                       105,040    89,240     84,300

    SELLING, GENERAL AND ADMINISTRATIVE
         EXPENSES                            103,150    90,550     66,300

    RESEARCH AND DEVELOPMENT EXPENSES          2,340     1,300        800

    OTHER EXPENSE, net                        27,570    39,800     38,390
                                            --------  --------   --------

        Income before provision
          for income taxes                    50,090    30,630     25,010

    PROVISION FOR INCOME TAXES                21,146    21,560      7,530
                                            --------  --------   --------

        Net income                           $28,944    $9,070    $17,480
                                            ========  ========   ========


      The accompanying notes are an integral part of these statements.

                     AMERICAN HOME PRODUCTS CORPORATION
                     ----------------------------------

 Worldwide Kolynos Oral Healthcare Product Line, Excluding India (Kolynos)
 -------------------------------------------------------------------------


                     COMBINED STATEMENTS OF CASH FLOWS
                     ---------------------------------

            FOR THE YEARS ENDED NOVEMBER 30, 1994, 1993 AND 1992
            ----------------------------------------------------

                       (in thousands of U.S. dollars)
                       ------------------------------


                                              1994      1993       1992
                                            -------    -------   -------

    NET INCOME                              $28,944    $9,070    $17,480

    ADJUSTMENTS TO RECONCILE TO NET CASH
      PROVIDED FROM OPERATIONS:

        Depreciation and amortization         4,860      4,850     3,810

        Increase (decrease) in components
          of working capital-

            Accounts receivable              (4,126)    (1,160)   (1,629)

            Inventories                      (1,398)      (143)     (620)

            Accounts payable
              and accrued expenses            3,440       (658)    2,485

            Other                            (3,275)       520    (1,233)
                                            -------    -------   -------

                Net cash provided from
                  operations                 28,445     12,479    20,293
                                            -------    -------   -------

    INVESTING ACTIVITIES -- Purchase of
    property, plant and equipment, net       (1,890)    (6,150)   (3,589)
                                            -------    -------   -------

    FINANCING ACTIVITIES:

      Dividends and changes in assets
        and liabilities not subject to
        sale (including effects of
        exchange rates on cash balances)
        (Note 1)                            (26,555)    (6,329)  (16,704)
                                            -------    -------   -------

            Increase (decrease) in cash
            and cash equivalents                  0          0         0
                                            -------    -------   -------

    CASH AND CASH EQUIVALENTS, beginning of
    year (Note 1)                                 0          0         0
                                            -------    -------   -------

    CASH AND CASH EQUIVALENTS, end of year
      (Note 1)                              $     0    $     0   $     0
                                            =======    =======   =======


      The accompanying notes are an integral part of these statements.

                     AMERICAN HOME PRODUCTS CORPORATION
                     ----------------------------------

 Worldwide Kolynos Oral Healthcare Product Line, Excluding India (Kolynos)
 -------------------------------------------------------------------------


                        NOTES TO COMBINED STATEMENTS
                        ----------------------------

                       (in thousands of U.S. dollars)
                       ------------------------------


(1)  BASIS OF PRESENTATION AND SUMMARY
     OF SIGNIFICANT ACCOUNTING POLICIES:
     -----------------------------------

     The accompanying combined statements were prepared pursuant to the Purchase Agreement dated January 9, 1995 between American Home Products Corporation and Colgate-Palmolive Company. In accordance with the Purchase Agreement certain assets and liabilities of Kolynos have been excluded from the statements of net assets to be sold. Specifically excluded are all cash and cash equivalents, all tax assets and liabilities, intercompany assets and liabilities and the land and building related to the Quilmes, Argentina plant. See Note 2 with respect to commitments and contingency being assumed by purchaser.

     In addition, the combined statements of net assets to be sold have been derived from the financial statements of the following subsidiary legal entities in Brazil, Argentina, Peru, Colombia, Equador, Uruguay and Venezuela utilizing the following allocation methodologies and represents approximately 79% of 1994 net revenues generated by the legal entities or the Whitehall segment within those legal entities-

     -    Whitehall Laboratorios Ltd. (a Delaware Corporation)
     -    Whitehall Laboratorios S.A. (an Argentinean Company)
     -    Laboratorios Wyeth - Whitehall Ltda. (a Brazilian Company)
     -    Whitehall Laboratories S.A. (a Uruguayan Company)
     -    Laboratorios Wyeth S.A. (a Venezuelan Company)
     -    Comercial Kolynos S.A. (a Peruvian Company)
     -    Kolan S.A. (a Peruvian Company)

     In accordance with Section 5.7 of the Purchase Agreement, these statements reflect, except for the excluded net assets described above, all of the assets and liabilities related to the business that arose out of or were incurred in the conduct of the business. In management's opinion, the allocations described below represent a fair basis of presentation.

     Accounts Receivable-
     --------------------

     Accounts receivable for the legal entities are billed for all businesses primarily on the same invoices and are not specifically identifiable. As such, the amounts included in the accompanying statements principally represent the total legal entities accounts receivable amounts multiplied by the ratio of Kolynos net sales to the total entities net sales.

     Inventories-
     -------------

     Inventories represent the actual Kolynos products on-hand as of November 30, 1994 and 1993. They are stated at the lower of cost (on a first-in, first-out basis) or market.

     The components of inventory at November 30, 1994 and 1993 are as follows:

                                                     1994       1993
                                                   -------    -------

       Raw materials                                $3,913     $3,195

       Work in process                               3,626      2,787

       Finished goods                                5,495      5,654
                                                   -------    -------

                                                   $13,034    $11,636
                                                   =======    =======

     Other Current Assets-
     ---------------------

     Generally, Kolynos and the other businesses share advertising and sales efforts. As such, other current assets which represent primarily advances to employees, prepaid advertising and other current assets of the legal entities have been allocated based on the ratio of Kolynos net sales to total legal entities net sales with the exception of $3,879 related to prepaid advertising costs of Kolynos in Brazil.

     Property, Plant and Equipment-
     --------------------------------

     Property, plant and equipment represents the actual cost of those assets which have been identified in the purchase agreement as related to the production, sale and support of the Kolynos oral healthcare product line excluding the Quilmes land and building. Depreciation is provided, primarily using the straight-line method, over the estimated useful lives. The components of property, plant and equipment are as follows at November 30-

                                                      1994        1993
                                                    -------     -------

       Land                                         $   682     $   682

       Buildings                                     14,268      13,135

       Machinery and equipment                       64,360      68,517
                                                    -------     -------

       Accumulated depreciation and amortization     52,866      52,920
                                                    -------     -------

                                                    $26,444     $29,414
                                                    =======     =======

     Accounts Payable, Accrued Expenses and Other Liabilities-
     ---------------------------------------------------------

     Generally, purchasing efforts are shared by all businesses including Kolynos. Accordingly, accounts payable, accrued expenses and other liabilities which represent trade payables and accruals arising in the ordinary course of business and other liabilities which are primarily composed of accrued severance, payroll, vacation and advertising are not specifically identified. As such, the amounts included in the accompanying statements principally represent the total legal entities accounts payable, accrued expenses and other liability amounts multiplied by the ratio of Kolynos net sales to total legal entities net sales.

     Employee Benefit Plans-
     -----------------------

     Kolynos provides certain employee severance and medical benefits to employees in accordance with the various laws of the countries where they do business. The accompanying financial statements include an estimate of the liability associated with such benefits.

     Revenues and Expenses-
     ----------------------

     Net sales, cost of goods sold and media expenses (included in selling, general and administrative expenses) are based on actual revenues and expenses associated with the Kolynos product line.

     Except for any permanent differences (such as translation adjustments) the provision for income taxes is based on the statutory rates in effect in each country (rates ranging from 25% to 38% in 1994, 1993 and 1992).

     A reconciliation between the provision for income taxes and tax based on the applicable statutory rate is as follows-

                                              1994      1993     1992
                                            -------   -------   ------

       Tax at statutory rate                $16,740   $10,099   $8,481

       Effect on tax provision due
         to the foreign exchange
         translation adjustment
         in Brazil                            4,406    11,461      (92)

       Utilization of net operating
         loss carryforward in Brazil              0         0   (1,039)
                                            -------   -------   ------

       Provision for income taxes           $21,146   $21,560   $7,530
                                            =======   =======   ======

     In accordance with the terms of the Purchase Agreement, the income tax assets and liabilities arising from these provisions for income taxes have been excluded from the accompanying combined statements of net assets to be sold.

     Approximately $5,701, $5,589 and $2,916 of social contribution and state tax expense in Brazil is included in selling, general and administrative expenses in the accompanying statements of income.

     Most other items of income and expense are incurred for both businesses and accordingly are not specifically identified. As such, the amounts included in the accompanying combined statements of income represent the total legal entities income and expense items multiplied by the ratio of Kolynos net sales to total legal entities net sales.

(2)  COMMITMENTS AND CONTINGENCIES:
     ------------------------------

     Kolynos is involved in various legal matters including product liability and environmental proceedings of a nature considered normal to its business. In the opinion of management, there are no such proceedings pending, or to the knowledge of management threatened against Kolynos, which would have a material effect on the net assets to be sold.

(3)  TRANSLATION OF CURRENCIES:
     --------------------------

     The assets and liabilities of subsidiaries, other than those operating in highly inflationary environments, are translated into U. S. dollars at year-end exchange rates. Income and expense items are converted into U. S. dollars at average rates of exchange prevailing during the year.

     For subsidiaries operating in highly inflationary environments, inventories and property, plant and equipment are translated at the rate of exchange on the date the assets were acquired, while other assets and liabilities are translated at year-end exchange rates. Translation adjustments for these operations are included in other expense, net in the accompanying statements of income and amounted to $25,700, $37,600 and $35,900, respectively, for 1994, 1993 and 1992.